  Morgan Stanley Institutional Funds, Inc. U.S. Small Mid Cap Value Portfolio
                          Item 77(O) 10F-3 Transactions
                         January 1, 2008 - June 30, 2008

                                                                     Amount of       % of
                                       Offering        Total          Shares       Offering   % of Funds
 Security     Purchase/   Size of      Price of      Amount of       Purchased     Purchased     Total                   Purchased
 Purchased   Trade Date    Offering     Shares        Offering        By Fund       By Fund     Assets       Brokers       From
------------ ------------ ----------- ------------ --------------- -------------- ----------- ------------ ------------- ---------

Riskmetrics    01/24/08        -         $17.50     $245,000,000        5,500         0.03%       0.53%     Credit       Deutsche
 Group Inc.                                                                                                 Suisse,      Bank
                                                                                                            Citi,
                                                                                                            Goldman,
                                                                                                            Sachs &
                                                                                                            Co.,
                                                                                                            Merrill
                                                                                                            Lynch &
                                                                                                            Co., Banc
                                                                                                            of
                                                                                                            America
                                                                                                            Securities
                                                                                                            LLC, Morgan
                                                                                                            Stanley